Dreyfus

BASIC Municipal

Bond Portfolio

ANNUAL REPORT August 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            19   Financial Highlights

                            20   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                        Dreyfus BASIC Municipal  Bond Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC Municipal Bond Portfolio, covering the 12-month period from September 1, 1999 through August 31, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio
manager,    Douglas    Gaylor.

The   U.S.   economy  grew  strongly  over  the  past  year  in  an  environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might reemerge caused the Federal Reserve Board to raise short-term interest rates four times during the reporting period before signs of moderation began to appear in June 2000.

Although higher interest rates led to lower municipal bond prices during the first half of the reporting period, supply-and-demand factors unique to the municipal bond market helped promote price improvement over the last six months of the period. Because of robust economic growth, many municipalities had little need to borrow during the reporting period, creating a reduced supply of new issues, while demand from individual investors strengthened.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus BASIC Municipal Bond Portfolio.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

September 15, 2000




DISCUSSION OF PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus BASIC Municipal Bond Portfolio perform during the period?

For the 12-month period ended August 31, 2000, the portfolio achieved a 6.41% total return.(1) In comparison, the Lipper General Municipal Debt Funds category average produced a return of 5.10% for the same period.(2)

We attribute the portfolio's good relative performance to our security selection strategy, which emphasized investments -- such as discount bonds -- that performed particularly well during the second half of the reporting period as the overall municipal bond market rallied.

What is the portfolio's investment approach?

The portfolio's goal is to earn a high level of federally tax-exempt income from a diversified portfolio of municipal bonds. In pursuit of this objective, we conduct rigorous analysis of each individual bond' s structure. Within the context of our bond structure analyses, we strive to maximize income and achieve a competitive total return, which is the combination of income earned and bond price changes over a period of time.

First, we try to allocate between one-quarter and one-half of the total portfolio to bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time.

We also look for bonds that potentially can provide consistently high current yields. We often find such opportunities in modest premium bonds. We not only
look   for   bonds   that   we   expect   to   provide   highly
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

competitive yields, but we try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

What other factors influenced the portfolio's performance?

When the reporting period began on September 1, 1999, the U.S. economy was growing strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates once in late 1999 and three times during the first half of 2000 for a total increase of 1.25 percentage points during the reporting period. Higher interest rates and inflation fears eroded the prices of some municipal bonds during the first half of the reporting period. This erosion had a strong negative influence among discount bonds that comprised the portfolio's core holdings.

However, those out-of-favor bonds recovered strongly during the second half of the reporting period, when the municipal bond market rallied. The rally was caused in part by signs of an economic slowdown: fewer housing starts, moderating growth and little change in the core inflation rate suggested that the Fed's restrictive monetary policies could be near an end.

In addition, the market rally was partly the result of the ongoing strength of the national, state and local economies, which helped keep municipal bond yields relatively low, and prices high, compared to taxable bonds for much of the reporting period. Many states and municipalities enjoyed higher tax revenues and budget surpluses. This curtailed their need to borrow and resulted in a reduced supply of securities. At the same time, demand for municipal bonds has been strong from individuals seeking to protect wealth created by the strong economy
and    rising    stock    market.


What is the portfolio's current strategy?

We have recently been rebalancing the portfolio' s holdings. As previously out-of-favor bonds appreciated during the recent market rally, we have attempted to lock in gains by selling them at attractive prices. We have found the greatest demand -- and therefore the most attractive prices -- among bonds in the 10- to 20-year maturity range. For the most part, we have replaced those bonds with income-oriented bonds, especially those from areas with high state income taxes, in the same maturity range. However, because these new holdings generally were not purchased at deep discounts to their face value, their sensitivity to changing interest rates -- also referred to as duration -- is not
as    great    as    the    bonds    they    replaced.

Accordingly, the portfolio' s average effective duration has recently been modestly reduced from the very long posture reached during the winter of 2000. This position reflects the current structure of the bonds within the portfolio, and is not the result of interest-rate forecasting, which we prefer to avoid. Of course, the portfolio' s composition and maturity structure are subject to change.

September 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

                                                       The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus BASIC Municipal Bond Portfolio and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 8/31/00



                          Inception                                                From
                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                         5/6/94             6.41%              6.26%             6.93%



((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS BASIC MUNICIPAL BOND PORTFOLIO ON 5/6/94 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 4/30/94 IS USED AS THE BEGINNING VALUE ON 5/6/94. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO INVESTS PRIMARILY IN MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX, UNLIKE THE PORTFOLIO, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES WHICH CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE PORTFOLIO. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

August 31, 2000



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--95.3%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ALABAMA--.3%

Alabama Water Pollution Control Authority,
   Revolving Fund Loan
   6.25%, 8/15/2014 (Insured; AMBAC)                                                            750,000                  762,428

ARIZONA--.9%

Tempe, GO 4%, 7/1/2016                                                                        2,500,000                2,096,275

CALIFORNIA--7.8%

California Community College Financing Authority, LR

   4.625%, 10/1/2019 (Insured; MBIA)                                                          4,000,000                3,666,880

Culver City Redevelopment Finance Authority,
   Revenue 4.60%, 11/1/2020 (Insured; AMBAC)                                                  3,500,000                3,164,280

Kings River Conservation District,
   Pine Flat Power Revenue

   4.75%, 1/1/2020                                                                            5,250,000                4,822,598

Los Angeles County, COP
   (Disney Parking Referendum Project)

   4.75%, 3/1/2023 (Insured; AMBAC)                                                           2,000,000                1,818,520

Placer Union High School District

   Zero Coupon, 8/1/2019 (Insured; FGIC)                                                      1,700,000                  608,566

San Mateo County, JT Powers Authority, LR

   4.75%, 7/15/2023                                                                           2,000,000                1,819,300

Walnut Valley, Unified School District
   6.50%, 8/1/2019 (Insured; FGIC)                                                            1,765,000                1,885,532

COLORADO--4.2%

Colorado Springs, Utility Revenue 6.75%, 11/15/2021    500,000  522,860

Denver City and County, Airport Revenue

   7%, 11/15/2025                                                                               820,000                  836,703

Jefferson County, Open Space Sales Tax Revenue

   4.625%, 11/1/2016                                                                          6,900,000                6,275,619

Lakewood, COP 4.75%, 12/1/2012 (Insured; MBIA)                                                1,990,000                1,915,574

FLORIDA--11.1%

Florida State Board of Education Capital Outlay (Public Education):

   4.50%, 6/1/2018 (Insured; MBIA)                                                            1,250,000                1,102,262

   4.50%, 6/1/2020 (Insured; MBIA)                                                            7,625,000                6,625,667

   4.50%, 6/1/2021                                                                            3,000,000                2,573,100

   4.50%, 6/1/2022 (Insured; FSA)                                                             5,810,000                4,969,235

Florida State Municipal Loan Council Revenue
   4.75%, 4/1/2019 (Insured; MBIA)                                                            3,990,000                3,646,421

Miramar, Public Service Tax Revenue

   6.15%, 10/1/2024 (Insured; FGIC)                                                           1,000,000                1,025,060

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Palm Beach County, Solid Waste IDR
  (Osceola Power Limited Partnership)

   6.85%, 1/1/2014                                                                              200,000  (a)             114,000

Polk County Industrial Development Authority, IDR
   (IMC Fertilizer)

   7.525%, 1/1/2015                                                                           5,000,000                5,117,650

ILLINOIS--.6%

Illinois Development Finance Authority, Revenue
   (Steppenwolf Theatre Company) 5.50%, 10/1/2028                                             1,500,000                1,439,505

KANSAS--1.3%

Johnson County Union School District No. 512 (Shawnee Mission)

   4.50%, 10/1/2019                                                                           2,370,000                2,060,336

Wyandotte County Unified Government,
   Utility Systems Revenue

   4.75%, 9/1/2018                                                                            1,000,000                  912,320

KENTUCKY--1.2%

Lexington-Fayette Urban County Government
  (County Detention Center)

   4.75%, 5/1/2020                                                                            1,965,000                1,761,858

Trimble County, PCR (Louisville Gas and Electric Co.)
   7.625%, 11/1/2020                                                                          1,000,000                1,023,990

LOUISIANA--1.1%

Louisiana Stadium and Expo District,
  Hotel Occupancy Tax and Stadium Revenue

   4.75%, 7/1/2021 (Insured; FGIC)                                                            2,850,000                2,539,606

MAINE--2.0%

Maine Housing Authority, Mortgage Purchase

   5.85%, 11/15/2020                                                                          1,350,000                1,367,685

Maine Health and Higher Educational
   Facilities Authority, Revenue

   4.625%, 7/1/2015 (Insured; MBIA)                                                           3,370,000                3,082,977

MARYLAND--6.6%

Baltimore County, PCR (Bethlehem Steel Corp.)

   7.55%, 6/1/2017                                                                            1,150,000                1,160,591

Maryland Community Development Administration

   (Department of Housing and Community Development)
   5.95%, 7/1/2023                                                                            4,255,000                4,327,803

Maryland Health and Higher Educational
   Facilities Authority, Revenue

   (Doctors Community Hospital) 5.50%, 7/1/2024                                               3,500,000                2,796,185


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MARYLAND (CONTINUED)

Northeast Waste Disposal Authority, Solid Waste Revenue
  (Montgomery Resource Recovery Project) :

      6.20%, 7/1/2010                                                                         3,130,000                3,275,889

      6.30%, 7/1/2016                                                                           310,000                  319,539

Prince Georges County, Revenue

   (Dimensions Health Corp.) 5.30%, 7/1/2024                                                  5,485,000                3,091,895

MASSACHUSETTS--2.4%

Boston 4.25%, 11/1/2018 (Insured; MBIA)                                                       2,840,000                2,396,136

Massachusetts Health and Educational
  Facilities Authority, Revenue

   (Mount Auburn Hospital Issue)
   6.30%, 8/15/2024 (Insured; MBIA)                                                             750,000                  775,448

Massachusetts Housing Finance Agency,
   SFHR 7.125%, 6/1/2025                                                                        460,000                  473,828

Massachusetts Industrial Finance Agency, Health Care
   Facility Revenue (Metro Health Foundation Inc. Project)

   6.75%, 12/1/2027                                                                           1,000,000                  920,860

Taunton 4.75%, 5/1/2017 (Insured; FSA)                                                        1,000,000                  918,260

MICHIGAN--5.4%

Fenton Area Public School 4.70%, 5/1/2013 (Insured; FGIC)                                     1,865,000                1,766,696

Hazel Park Building Authority (Ice Arena)
   4.625%, 4/1/2019 (Insured; AMBAC)                                                          1,600,000                1,415,264

Kalamazoo Hospital Finance Authority, Hospital Facility Revenue

   (Burgess Medical Center) 6.25%, 6/1/2014 (Insured; FGIC)                                   1,000,000                1,105,770

Michigan Building Authority, Revenue (Facilities Program)

   4.75%, 10/15/2021                                                                          4,355,000                3,867,458

Michigan Municipal Bond Authority
   (Local Government Loan Program)

   6.125%, 12/1/2018 (Insured; FGIC)                                                            750,000                  780,660

Plymouth-Canton Community School District:

   4.75%, 5/1/2021                                                                            1,365,000                1,213,922

   4.75%, 5/1/2023 (Insured; FSA)                                                             2,320,000                2,053,432

MINNESOTA--1.4%

Minnesota Housing Finance Agency, SFHR 6.90%, 7/1/2022  185,000  190,615

Minneapolis and Saint Paul Housing and
  Redevelopment Authority, Health Care System Revenue

   (Healthspan) 4.75%, 11/15/2018 (Insured; AMBAC)                                            3,300,000                2,990,856

MISSISSIPPI--1.5%

Mississippi (Capital Improvements)

   4.50%, 11/1/2017 (Insured; FGIC)                                                           3,955,000                3,476,880

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MISSOURI--2.1%

Cape Girardeau County Industrial Development Authority, MFHR

   (Cape La Croix) 6.40%, 6/20/2031                                                           1,245,000                1,277,084

Missouri State Environmental Improvement

  and Energy Resource Authority,

  Water Pollution Control Revenue

   (State Revolving Funds Program) 4.50%, 1/1/2017                                            3,965,000                3,515,488

NEVADA--1.9%

Clark County IDR (Nevada Power Co. Project):

   7.20%, 10/1/2022                                                                             250,000                  260,145

   5.60%, 10/1/2030                                                                           2,000,000                1,716,740

   5.90%, 10/1/2030                                                                           2,500,000                2,242,425

NEW HAMPSHIRE--.7%

New Hampshire Higher Educational and

  Health Facilities Authority, HR

   (Androscoggin Valley Hospital) 5.75%, 11/1/2017                                            1,475,000                1,422,667

New Hampshire Housing Finance Authority 6.85%, 7/1/2014                                         200,000                  205,768

NEW JERSEY--3.5%

New Jersey GO, 4.75%, 8/1/2015                                                                4,840,000                4,603,663

New Jersey Housing and Mortgage Finance Agency,

  Home Buyer Revenue

   6.70%, 4/1/2016 (Insured; MBIA)                                                              500,000                  521,460

New Jersey Transportation Trust Fund Authority

   (Transportation System) 4.50%, 6/15/2019 (Insured; FSA)                                    1,965,000                1,735,429

New Jersey Turnpike Authority, Turnpike Revenue
   6.50%, 1/1/2016                                                                            1,000,000                1,125,140

NEW YORK--3.1%

Long Island Power Authority, Electric System General Revenue

   4.625%, 4/1/2016 (Insured; MBIA)                                                           3,395,000                3,101,604

New York City Municipal Water Finance Authority,
   Water and Sewer Systems Revenue

   6%, 6/15/2017 (Insured; MBIA)                                                              3,000,000                3,082,050

New York City Transitional Finance Authority
   (Future Secured Tax)

   4.75%, 11/15/2016 (Insured; FGIC)                                                          1,000,000                  930,820

NORTH DAKOTA--1.5%

North Dakota State Municipal Bond Bank
   (State Revolving Fund Program) 4.625%, 10/1/2019                                           3,920,000                3,452,187

OHIO--1.4%

Franklin County Convention Facilities Authority,

  Tax and Lease Revenue Anticipation Bonds

   5.85%, 12/1/2019 (Insured; MBIA)                                                           1,000,000                1,019,410


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

Hamilton County, Hospital Facilities Revenue

   (Bethesda Hospital) 6.25%, 1/1/2012                                                        1,000,000                1,045,510

Lorain, Hospital Improvement Revenue

  (Lakeland Community Hospital, Inc.)

   6.50%, 11/15/2012                                                                          1,000,000                1,093,670

OREGON--.4%

Oregon Housing and Community Services Department,

  SFMR (Mortgage Program)

   6.45%, 7/1/2026                                                                              820,000                  850,102

PENNSYLVANIA--19.5%

Allegheny County Hospital Development Authority, Revenue:

  (Health System--Catholic Health East)

      4.875%, 11/15/2015 (Insured; AMBAC)                                                       950,000                  881,419

   (Health System--University of Pennsylvania Medical Center)

      4.75%, 12/15/2016 (Insured; AMBAC)                                                      6,000,000                5,426,460

Allentown School District

   Zero Coupon, 2/15/2016 (Insured; FGIC)                                                     2,500,000                1,063,875

Bulter Area School District 4.75%, 10/1/2022                                                  5,105,000                4,532,117

Delaware County, Pennsylvania Authority
   Health Systems Revenue

   (Catholic Health East) 4.875%, 11/15/2015
   (Insured; AMBAC)                                                                           1,550,000                1,438,105

Dauphin County General Authority, Office and
   Packaging Revenue (Riverfront Office)

   6%, 1/1/2025                                                                               2,000,000                1,900,600

Harrisburg Authority, Office and Packaging Revenue
   6%, 5/1/2019                                                                               1,000,000                  932,990

Northhampton County Industrial Development Authority, PCR

   (Bethlehem Steel) 7.55%, 6/1/2017                                                            250,000                  253,060

Pennsylvania, COP 5%, 7/1/2015 (Insured; AMBAC)                                                 540,000                  518,908

Pennsylvania Economic Development Financing Authority

   RRR (Northampton Generating) 6.50%, 1/1/2013                                               3,000,000                2,954,760

Pennsylvania Housing Finance Agency, Single Family Mortgage:

   6.75%, 4/1/2016                                                                            2,700,000                2,818,854

   6.875%, 10/1/2024                                                                          4,000,000                4,198,080

Philadelphia, Gas Works Revenue:

   5%, 7/1/2018 (Insured; FSA)                                                                3,440,000                3,240,274

   6.375%, 7/1/2026 (Insured; CMAC)                                                           2,685,000                2,799,462

Philadelphia Hospitals and Higher Education
   Facilities Authority, Revenue (Jefferson Health Systems)
   5%, 5/15/2011                                                                              1,410,000                1,327,825

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Philadelphia Hospitals and Higher Education
  Facilities Authority, HR

   (Temple University Hospital) 6.625%, 11/15/2023                                            7,925,000                7,334,033

Washington County Industrial Development Authority,
   PCR (West Penn Power Co.)

   6.05%, 4/1/2014 (Insured; AMBAC)                                                           2,500,000                2,633,425

RHODE ISLAND--.1%

Rhode Island Housing and Mortgage Finance Corp.
  (Homeownership Opportunity)

   6.50%, 4/1/2027                                                                              200,000                  204,430

SOUTH CAROLINA--1.3%

Charleston County, Revenue (Alliance Health Services)

   4.60%, 8/15/2011 (Insured; FSA)                                                            2,000,000                1,899,240

Florence County, HR (McLeod Regional Medical Center Project)

   4.90%, 11/1/2014 (Insured; MBIA)                                                           1,100,000                1,040,215

TENNESSEE--.6%

Sullivan County Industrial Board, Revenue 6.35%, 7/20/2027  1,000,000  1,022,05

Tennessee Housing Development Agency,
   Mortgage Finance 6.90%, 7/1/2025                                                             240,000                  248,803

TEXAS--6.2%

Alliance Airport Authority, Special Facilities Revenue

   (American Airlines Inc., Project) 7.50%, 12/1/2029                                           500,000                  511,625

Brazos River Authority, Revenue
   (Houston Industries Inc. Project)

   5.125%, 5/1/2019                                                                           1,750,000                1,659,210

Crosby Independent School District
   (Permanent School Fund Guaranteed)

   Zero Coupon, 2/15/2017                                                                     1,655,000                  656,356

Frisco Independent School District
   (Permanent School Fund Guaranteed)

   4.625%, 8/15/2022                                                                          3,745,000                3,242,121

Irving Independent School District
   (Permanent School Fund Guaranteed)

   5%, 2/15/2021                                                                                525,000                  488,418

Lamar Consolidated Independent School District
   (Permanent School Fund Guaranteed)

   5%, 2/15/2017                                                                              1,500,000                1,432,725


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Mesquite, Health Facilities Development
  (Christian Retirement Facility)

   6.40%, 2/15/2020                                                                           1,500,000                1,357,245

Northside Independent School District
   (Permanent School Fund Guaranteed)

   4.75%, 8/15/2024                                                                           4,000,000                3,509,040

Spring Independent School District
   (Permanent School Fund Guaranteed)

   4.50%, 8/15/2020                                                                           1,365,000                1,171,948

VIRGINIA--2.1%

Hampton Redevelopment and Housing Authority,
  Senior Living Association Revenue

   5.875%, 7/20/2016                                                                          1,885,000                1,910,372

Riverside Regional Jail Authority, Jail Facilities Revenue

   5.875%, 7/1/2014 (Insured; MBIA)                                                           1,050,000                1,096,064

Virginia Beach Development Authority,
   Health Care Facilities Revenue

   (Sentara Health System) 4.75%, 11/1/2021                                                   2,000,000                1,735,840

WASHINGTON--.7%

Seatac Local Option Transportation, Tax Revenue:

   6.50%, 12/1/2013 (Insured; MBIA)                                                              45,000                   48,383

Tacoma, Conservation Systems Project Revenue
   (Tacoma Public Utilities Division)

   6.60%, 1/1/2015                                                                            1,000,000                1,064,960

Washington, Public Power Supply System,
   Nuclear Project No. 2, Revenue

   6.25%, 7/1/2012                                                                              315,000                  328,901

WEST VIRGINIA--.5%

Pleasants County, PCR (West Penn Power Co.)
   6.15%, 5/1/2015 (Insured; AMBAC)                                                           1,000,000                1,054,470

WYOMING--.1%

Sweetwater County, SWDR
   (FMC Corp. Project) 7%, 6/1/2024                                                             200,000                  203,558

U.S. RELATED--1.8%

Guam Power Authority Revenue
   5.125%, 10/1/2029 (Insured MBIA)                                                           4,250,000                4,034,567

TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $219,947,967)                                                            216,250,944

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                              Principal

SHORT-TERM MUNICIPAL INVESTMENTS--2.3%                                                       Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

IOWA--.5%

Iowa Finance Authority, SWDR

   VRDN (Cedar River Paper Co. Project)
   4.45% (LOC; Union Bank of Switzerland)                                                     1,100,000  (b)           1,100,000

MINNESOTA--.7%

  Minneapolis and Saint Paul Housing and
  Redevelopment Authority, Health Care Systems Revenue

   VRDN (Childrens Health Care) 4.35% (Insured; FSA)                                          1,700,000  (b)           1,700,000

TEXAS--1.1%

  Gulf Coast Waste Disposal Authority,
  Environmental Facilities Revenue

   VRDN (Amoco Oil Co. Project) 4.45%                                                         2,500,000  (b)           2,500,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $5,300,000)                                                               5,300,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT (cost $225,247,967)                                                               97.6%             221,550,944

CASH AND RECEIVABLES (NET)                                                                          2.4%               5,459,129

NET ASSETS                                                                                        100.0%             227,010,073




Summary of Abbreviations

AMBAC                 American Municipal Bond
                          Assurance Corporation

CMAC                  Capital Market Assurance
                          Corporation

COP                   Certificate of Participation

FGIC                  Financial Guaranty Insurance
                          Company

FSA                   Financial Security Assurance

GO                    General Obligation

HR                    Hospital Revenue

IDR                   Industrial Development Revenue

LOC                   Letter of Credit

LR                    Lease Revenue

MBIA                  Municipal Bond Investors

                          Assurance Insurance Corporation

MFHR                  Multi-Family Housing Revenue

PCR                   Pollution Control Revenue

RRR                   Resources Recovery Revenue

SFHR                  Single Family Housing Revenue

SFMR                  Single Family Mortgage Revenue



Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              56.6

AA                               Aa                              AA                                               21.6

A                                A                               A                                                 4.7

BBB                              Baa                             BBB                                              12.3

F1                               MIG1/P1                         SP1/A1                                            2.4

Not Rated(c)                     Not Rated(c)                    Not Rated(c)                                      2.4

                                                                                                                 100.0

(A)  NON-INCOME PRODUCING SECURITY; INTEREST PAYMENTS IN DEFAULT.

(B)  SECURITIES  PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE-SUBJECT TO PERIODIC
     CHANGE.

(C)  SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     SECURITIES IN WHICH THE PORTFOLIO MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                       The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2000

                                                             Cost     Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           225,247,967   221,550,944

Cash                                                                    180,977

Interest receivable                                                   3,158,718

Receivable for investment securities sold                             2,196,272

Prepaid expenses                                                          8,505

                                                                    227,095,416
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            57,953

Accrued expenses                                                         27,390

                                                                         85,343
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      227,010,073
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     235,529,524

Accumulated net realized gain (loss) on investments                  (4,822,428)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                             (3,697,023)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      227,010,073
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      17,310,360

NET ASSET VALUE, offering and redemption price per share ($)              13.11

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended August 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     12,722,350

EXPENSES:

Management fee--Note 3(a)                                            1,346,219

Shareholder servicing costs--Note 3(b)                                 282,953

Registration fees                                                       30,888

Professional fees                                                       29,436

Custodian fees                                                          26,600

Prospectus and shareholders' reports                                    18,161

Directors' fees and expenses--Note 3(c)                                  4,356

Loan commitment fees--Note 2                                             2,275

Miscellaneous                                                           20,146

TOTAL EXPENSES                                                       1,761,034

Less--reduction in management fee due to
  undertaking--Note 3(a)                                              (749,094)

NET EXPENSES                                                         1,011,940

INVESTMENT INCOME--NET                                              11,710,410
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (3,588,985)

Net unrealized appreciation (depreciation) on investments            4,833,779

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,244,794

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                12,955,204

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended August 31,
                                             -----------------------------------

                                                     2000              1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         11,710,410        10,931,567

Net realized gain (loss) on investments        (3,588,985)         (314,074)

Net unrealized appreciation (depreciation)
   on investments                               4,833,779       (16,411,327)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   12,955,204        (5,793,834)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (11,710,410)      (10,931,567)

Net realized gain on investments                   (3,777)       (2,472,375)

TOTAL DIVIDENDS                               (11,714,187)      (13,403,942)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  82,422,288       150,648,882

Dividends reinvested                            7,588,743         9,582,880

Cost of shares redeemed                      (111,102,592)      (84,130,784)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (21,091,561)       76,100,978

TOTAL INCREASE (DECREASE) IN NET ASSETS       (19,850,544)       56,903,202
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           246,860,617       189,957,415

END OF PERIOD                                 227,010,073       246,860,617
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     6,527,492        10,921,658

Shares issued for dividends reinvested            600,074           698,197

Shares redeemed                                (8,835,021)       (6,160,143)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,707,455)        5,459,712

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                               Year Ended August 31,
                                                                 --------------------------------------------------------------

                                                                 2000        1999         1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.98       14.01        13.60          13.03         13.01

Investment Operations:

Investment income--net                                            .66         .66          .69            .74           .73

Net realized and unrealized
   gain (loss) on investments                                     .13        (.86)         .60            .66           .06

Total from Investment Operations                                  .79        (.20)        1.29           1.40           .79

Distributions:

Dividends from investment income--net                            (.66)       (.66)        (.69)          (.74)         (.72)

Dividends from net realized
   gain on investments                                            .00(a)     (.17)        (.19)          (.09)         (.05)

Total Distributions                                              (.66)       (.83)        (.88)          (.83)         (.77)

Net asset value, end of period                                  13.11       12.98        14.01          13.60         13.03
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 6.41       (1.63)        9.78          11.03          6.17
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .45         .45          .45            .26           .39

Ratio of net investment income
   to average net assets                                         5.22        4.79         4.97           5.50          5.52

Decrease reflected in above expense ratios
   due to the undertakings by
   The Dreyfus Corporation                                        .33         .31          .36            .58           .52

Portfolio Turnover Rate                                         58.05       87.54        43.39         101.27         59.23
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         227,010     246,861      189,957        114,268        56,449

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                       The Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC Municipal Bond Portfolio (the "portfolio" ) is a separate non-diversified series of Dreyfus BASIC Municipal Fund, Inc. (the "fund") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the portfolio. The portfolio' s investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (" Manager" ) serves as the portfolio' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the portfolio received net earnings credits of $8,803 during the period ended August 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the

                                                       The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes

The Fund has an unused capital loss carryover of approximately $1,648,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2000. This amount is calculated based on federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of the borrowings. During the period ended August 31, 2000, the portfolio did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the portfolio's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the portfolio, to the extent that the portfolio' s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of
 . 45 of 1% of the value of the portfolio's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $749,094 during the period ended August 31, 2000.


(b) Under the Shareholder Services Plan, the portfolio reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the portfolio's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2000, the portfolio was charged $205,918 pursuant to the Shareholder Services Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended August 31, 2000, the portfolio was charged $54,773 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2000, amounted to $125,295,158, and $150,981,397, respectively.

At  August  31, 2000, accumulated net unrealized depreciation on investments was
$3,697,023,   consisting   of   $3,022,517  gross  unrealized  appreciation  and
$6,719,540 gross unrealized depreciation.

At August 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                       The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus BASIC Municipal Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC Municipal Bond Portfolio (one of the Series constituting Dreyfus BASIC Municipal Fund, Inc.) as of August 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Municipal Bond Portfolio at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                  /s/Ernst & Young LLP

New York, New York

October 9, 2000



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the portfolio hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2000 as "exempt-interest dividends" (not generally subject to regular Federal income tax).

As required by Federal tax law rules, shareholders will receive notification of their portion of the portfolio's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.

                                                       The Portfolio

For More Information


Dreyfus BASIC Municipal Bond Portfolio

200 Park Avenue

New York, NY 10166

Manager

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

Custodian

The Bank of New York

100 Church Street

New York, NY 10286

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   125AR008